                                                                    EXHIBIT 99.1


            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

  The following unaudited pro forma consolidated financial information of Rental Service Corporation (the "Company") presents the unaudited pro forma consolidated statements of operations for the year ended December 31, 1996 and the three months ended March 31, 1997, and the unaudited pro forma consolidated balance sheet at March 31, 1997. The pro forma consolidated statements of operations for the year ended December 31, 1996 and the three months ended March 31, 1997 have been adjusted to give effect to the Company's acquisition of all of the outstanding shares of Comtect, Inc. and subsidiaries d/b/a Industrial Air Tool (the "IAT Acquisition"), as if the IAT Acquisition had occurred at the beginning of the respective periods. The pro forma consolidated balance sheet gives effect to the IAT Acquisition as if the IAT Acquisition had occurred on March 31, 1997. The IAT Acquisition was completed on April 25, 1997 and IAT's balance sheet was consolidated with the Company's under the purchase method of accounting as of that date. Pursuant to the acquisition agreement, the Company assumed effective control of IAT's operations on March 1, 1997 and has included IAT's revenues, costs and expenses from such date in its consolidated statements of operations, net of imputed purchase price adjustments.

  The pro forma acquisition adjustments represent the Company's determination of all adjustments necessary to present fairly the Company's pro forma results of operations and financial position and are based upon available information and certain assumptions considered reasonable under the circumstances. Purchase accounting values have been assigned on a preliminary basis, and are subject to adjustment when final information as to the fair values of the net assets acquired is available. The pro forma consolidated financial information presented herein does not purport to present what the Company's financial position or results of operations would actually have been had such events leading to the pro forma acquisition adjustments in fact occurred on the date or at the beginning of the periods indicated or to project the Company's financial position or results of operations for any future date or period.

  The unaudited pro forma consolidated financial information should be read in conjunction with the historical Consolidated Financial Statements of the Company and the Notes thereto and management's discussion thereof contained in the Company's Registration Statement on Form S-1 (Registration No. 333-26753)), as filed with the Securities and Exchange Commission on May 29, 1997.

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                        IAT         PRO FORMA
                                                       HISTORICAL   ACQUISITION    ACQUISITION          PRO FORMA
                                                        COMPANY         (1)        ADJUSTMENTS          COMBINED
                                                       ----------   -----------    -----------          ---------
Revenues:
 Equipment rentals.................................     $ 94,218       $ 7,319        $    --           $101,537
 Sales of parts, supplies and equipment............       34,136        41,694             --             75,830
                                                        --------       -------        -------           --------
Total revenues.....................................      128,354        49,013             --            177,367
Cost of revenues:
 Cost of equipment rentals, excluding equipment
   rental depreciation.............................       55,202         5,170             --             60,372
 Depreciation, equipment rentals...................       17,840           445           (206)   (2)      18,079
 Cost of sales of parts, supplies and equipment....       24,070        33,307             --             57,377
                                                        --------       -------        -------           --------
Total cost of revenues.............................       97,112        38,922           (206)           135,828
                                                        --------       -------        -------           --------
Gross profit.......................................       31,242        10,091            206             41,539
Selling, general and administrative expense........       12,254         7,107             --             19,361
Depreciation and amortization, excluding equipment
 rental depreciation...............................        2,835           164             --              2,999
Amortization of intangibles........................        2,379            --            571    (3)       2,950
                                                        --------       -------        -------           --------
Operating income...................................       13,774         2,820           (365)            16,229
Non-operating income...............................           --          (373)           373    (4)          --
Interest expense, net..............................        7,063            67          2,639    (5)       9,769
                                                        --------       -------        -------           --------
Income before income taxes and extraordinary item..        6,711         3,126         (3,377)             6,460
Provision for income taxes.........................        2,722           150           (249)   (6)       2,623
                                                        --------       -------        -------           --------
Income before extraordinary item...................        3,989         2,976         (3,128)             3,837
Redeemable preferred stock accretion...............        1,643            --             --              1,643
                                                        --------       -------        -------           --------
Income before extraordinary item available to
 common shareholders...............................     $  2,346       $ 2,976        $(3,128)          $  2,194
                                                        ========       =======        =======           ========

Income before extraordinary item per common and
common equivalent share............................     $    .33                                        $    .30
                                                        ========                                        ========

Weighted average common and common equivalent
 shares............................................        7,218                                           7,407
                                                                                                          (7) (8)



    See accompanying Notes to Unaudited Pro Forma Consolidated Statement of
                                  Operations

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996

(1) Represents the results of the IAT Acquisition prior to its acquisition by the Company. The results of operations for the IAT Acquisition represent the results for IAT's fiscal year ended March 31, 1997.

(2) Represents the elimination of the historical carrying value of rental depreciation of the IAT Acquisition of $445,000 and the Company's estimate of $239,000 for rental depreciation assuming the rental fleet acquired was recorded to fair market value at the beginning of the period presented. As a result, pro forma depreciation decreased by $206,000.

(3) Represents the Company's estimate of the amortization of goodwill for the IAT Acquisition, as if the IAT Acquisition was consummated at the beginning of the period presented.

(4) Represents the elimination of income earned on assets not acquired in the IAT Acquisition.

(5) Represents the elimination of the IAT Acquisition's interest expense of $67,000 and the effects on interest expense from borrowing to fund the IAT Acquisition of $2,706,000, as if the transaction was consummated at the beginning of the period presented. As a result, pro forma interest expense increased by $2,639,000.

(6) Represents the adjustment to provide income taxes at the Company's effective tax rate of 40.6%.

(7) The acquisition agreement for the IAT Acquisition provides for the potential issuance of up to 108,108 shares of the Company's Common Stock over the three year period following the acquisition if certain performance objectives are met. The effect of the potential issuance of these shares is not considered in the pro forma consolidated financial statements, as the related performance objectives have not currently been achieved.

(8) Weighted average common and common equivalent shares includes 189,189 shares of Common Stock issued for the IAT Acquisition.

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                        IAT         PRO FORMA
                                                       HISTORICAL   ACQUISITION    ACQUISITION        PRO FORMA
                                                        COMPANY         (1)        ADJUSTMENTS        COMBINED
                                                       ----------   -----------    -----------        ---------
Revenues:
 Equipment rentals...................................   $27,527        $1,029          $  --            $28,556
 Sales of parts, supplies and equipment..............    13,782         6,960             --             20,742
                                                        -------        ------          -----            -------
Total revenues.......................................    41,309         7,989             --             49,298
Cost of revenues:
 Cost of equipment rentals, excluding equipment
  rental depreciation................................    14,316           828             --             15,144
 Depreciation, equipment rentals.....................     6,306            81            (21)   (2)       6,366
 Cost of sales of parts, supplies and equipment......     9,709         5,595             --             15,304
                                                        -------        ------          -----            -------
Total cost of revenues...............................    30,331         6,504            (21)            36,814
                                                        -------        ------          -----            -------
Gross profit.........................................    10,978         1,485             21             12,484
Selling, general and administrative expense..........     3,784         1,194             --              4,978
Depreciation and amortization, excluding equipment
 rental depreciation.................................     1,068            30             --              1,098
Amortization of intangibles..........................       624            --             95    (3)         719
                                                        -------        ------          -----            -------
Operating income.....................................     5,502           261            (74)             5,689
Non-operating income.................................        --           (59)            59    (4)          --
Interest expense, net................................     1,597            13            400    (5)       2,010
                                                        -------        ------          -----            -------
Income before income taxes and extraordinary item....     3,905           307           (533)             3,679
Provision for income taxes...........................     1,722            37           (137)   (6)       1,622
                                                        -------        ------          -----            -------
Income before extraordinary item.....................   $ 2,183        $  270          $(396)           $ 2,057
                                                        =======        ======          =====            =======

Income before extraordinary item per common and
common equivalent share..............................   $   .19                                         $   .18
                                                        =======                                         =======

Weighted average common and common equivalent
 shares..............................................    11,493                                          11,682
                                                                                                         (7) (8)


    See accompanying Notes to Unaudited Pro Forma Consolidated Statement of
                                  Operations

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997

(1) Represents the results of the IAT Acquisition prior to its acquisition by the Company. Results of the IAT Acquisition subsequent to the acquisition date are included in the Historical Company's results for the three months ended March 31, 1997.

(2) Represents the elimination of the historical carrying value of rental depreciation of the IAT Acquisition of $81,000 and the Company's estimate of $60,000 for rental depreciation assuming the rental fleet acquired was recorded to fair market value at the beginning of the period presented. As a result, pro forma depreciation decreased by $21,000.

(3) Represents the Company's estimate of the amortization of goodwill for the IAT Acquisition, as if the IAT Acquisition was consummated at the beginning of the period presented.

(4) Represents the elimination of income earned on assets not acquired in the IAT Acquisition.

(5) Represents the elimination of the IAT Acquisition's interest expense of $13,000 and the effects on interest expense from borrowing to fund the IAT Acquisition of $413,000, as if the transaction was consummated at the beginning of the period presented. As a result, pro forma interest expense increased by $400,000.

(6) Represents the adjustment to provide income taxes at the Company's effective tax rate of 44.1%.

(7) The acquisition agreement for the IAT Acquisition provides for the potential issuance of up to 108,108 shares of the Company's Common Stock over the three year period following the acquisition if certain performance objectives are met. The effect of the potential issuance of these shares is not considered in the pro forma consolidated financial statements, as the related performance objectives have not currently been achieved.

(8) Weighted average common and common equivalent shares includes 189,189 shares of Common Stock issued for the IAT Acquisition.

                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                (IN THOUSANDS)

                                                                  MARCH 31, 1997
                                           ------------------------------------------------------------
                                                                             PRO FORMA
                                           HISTORICAL        IAT            ACQUISITION       PRO FORMA
                                            COMPANY     ACQUISITION(1)      ADJUSTMENTS       COMBINED
                                           ----------   --------------      -----------       ---------
ASSETS
 Cash and cash equivalents..............     $  1,578       $ 7,165         $ (7,165)   (2)    $  1,578
 Accounts receivable, net...............       22,844         6,993               --             29,837
 Other receivables and prepaid expense..        2,850           217               --              3,067
 Income tax receivable..................        1,524            --               --              1,524
 Parts and supplies inventories, net....       10,515         6,664               --             17,179
 Deferred taxes.........................        8,645            --               --              8,645
 Rental equipment, net..................      155,395         1,010              200    (3)     156,605
 Operating property and equipment,
  at cost, net..........................       20,764         1,377              200    (3)      22,341
 Intangible assets......................       41,048            --           22,837    (4)      63,885
 Other assets...........................        2,380           716             (368)   (2)       2,728
                                             --------       -------         --------           --------
                                             $267,543       $24,142         $ 15,704           $307,389
                                             ========       =======         ========           ========

LIABILITIES AND STOCKHOLDERS' EQUITY
 Accounts payable.......................     $ 33,265       $ 2,513         $     --           $ 35,778
 Payroll and other accrued expenses.....       21,389         1,233               --             22,622
 Accrued interest payable...............          742            --               --                742
 Income taxes payable...................          939            --               --                939
 Deferred taxes.........................       12,863            --               --             12,863
 Bank debt and long term obligations....      101,569           705           31,895    (5)     134,169
 Obligations under capital leases.......           55            --               --                 55
                                             --------       -------         --------           --------
 Total liabilities......................      170,822         4,451           31,895            207,168

 Redeemable common stock................           --        10,775          (10,775)   (2)          --

 Stockholders' equity:
  Preferred stock.......................           --           891             (891)   (6)          --
  Common stock (7)......................          114            12              (10)   (6)         116
  Additional paid-in capital............       93,917            --            3,498    (6)      97,415
  Retained earnings.....................        2,690         8,013           (8,013)   (6)       2,690
                                             --------       -------         --------           --------
 Total stockholders' equity.............       96,721         8,916           (5,416)           100,221
                                             --------       -------         --------           --------
                                             $267,543       $24,142         $ 15,704           $307,389
                                             ========       =======         ========           ========

   See accompanying Notes to Unaudited Pro Forma Consolidated Balance Sheet

            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1997

(1) The purchase method of accounting has been used in preparing the Unaudited Pro Forma Consolidated Financial Statements of the Company with respect to the IAT Acquisition. Purchase accounting values have been assigned to the IAT Acquisition on a preliminary basis.

(2) Represents assets not acquired or liabilities not assumed in the IAT Acquisition.

(3) Represents preliminary estimates of fair market value step-up for assets acquired in the IAT Acquisition.

(4) Represents the estimated fair market value of goodwill represented by the excess purchase price over the estimated fair market value of the net assets acquired in the IAT Acquisition.

(5) Represents borrowings under the Company's Revolver to fund the IAT Acquisition.

(6) Represents the elimination of the equity accounts of the IAT Acquisition and the effect of the issuance of 189,189 shares of Common Stock for the IAT Acquisition.

(7) The acquisition agreement for the IAT Acquisition provides for the potential issuance of up to 108,108 shares of the Company's Common Stock over the three year period following the acquisition if certain performance objectives are met. The effect of the potential issuance of these shares is not considered in the pro forma consolidated financial statements, as the related performance objectives have not currently been achieved.